Exhibit 10.56

                                 FIRST AMENDMENT

     This FIRST AMENDMENT (this "Amendment") dated as of June 16, 2003 is among THE ROBERT MONDAVI CORPORATION and R.M.E., INC. (each a "Borrower" and together the "Borrowers"), various Lenders (as defined in the Credit Agreement referred to below) and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), Swing Line Lender and L/C Issuer.

     WHEREAS, the Borrowers, the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent are parties to a Credit Agreement dated as of December 14, 2001 (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:



                                    ARTICLE I

                                  DEFINED TERMS

     Unless otherwise defined in this Amendment, capitalized terms used herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

     Upon the effectiveness of this Amendment pursuant to Article IV, the Credit Agreement shall be amended as follows:

     2.1 Modification to Adjusted EBITDA. The definition of "Adjusted EBITDA" in Section 1.1 shall be amended in its entirety to read as follows:

          "Adjusted EBITDA" means, for any Computation Period, EBITDA for such Computation Period plus any loss incurred on the sale of any assets during such Computation Period minus any gain realized on the sale of any assets during such Computation Period; provided that if there is an Acquisition or a disposition of a division, a particular line of business or a Subsidiary by RMC or any Restricted Subsidiary during such Computation Period, Adjusted EBITDA shall be calculated on a pro forma basis for such Computation Period (assuming, for purposes of such pro forma calculation, that the consummation of such Acquisition or disposition occurred on the first day of such Computation Period).

     2.2 New Defined Term. Section 1.1 shall be amended by the addition of the following defined term in proper alphabetical sequence:

          "Unencumbered Assets Ratio" means, for any Computation Period, the ratio of (a) the sum of the net book value, as of the last date of such Computation Period, of the (i) accounts receivable, (ii) inventory (calculated on a first-in, first-out basis) and (iii) plant, property and equipment (excluding any plant, property and equipment subject to any lease which gives rise to Synthetic Lease Obligations) of RMC and its Restricted Subsidiaries, determined on a consolidated basis, but excluding any of the foregoing which is subject to any Lien in favor of any Person other than the Administrative Agent, to (b) Total Debt minus the sum, without duplication, of (i) the amount of all Synthetic Lease Obligations and (ii) the amount of any Debt secured by any Lien in favor of any Person other than the Administrative Agent, determined on a consolidated basis.

     2.3 Interest on Swing Line Loans. Section 2.8 shall be amended by deleting clause (a)(iii) and substituting the following therefor:

          (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Base Rate Margin from time to time in effect or, so long as the Lenders have not been required to fund their participations in such Swing Ling Loan pursuant to Section 2.4.3(b), such other rate as is agreed to in writing by the Swing Line Lender and the Borrowers.

     2.4 Amendments to Section 5.5. Section 5.5 shall be amended by (a) deleting the reference to "September 30, 2001" in clause (b) and substituting "December 31, 2002" therefor; and (b) deleting the language "the date of the Audited Financial Statements" in clause (c) and substituting "December 31, 2002" therefor.

     2.5 Tax Shelter Representation. Article V shall be amended by adding thereto the following new Section 5.18:

          5.18 Tax Shelter Regulations. The Borrowers do not intend to treat the Loans or the Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event a Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If a Borrower so notifies the Administrative Agent, the Borrowers acknowledge that one or more of the Lenders may treat its Loans and/or its interest in Swing Line Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

     2.6 Tax Shelter Covenant. Section 6.2 shall be amended by deleting the word "and" at the end of clause (c), adding the following new clause (d) after clause (c) and re-lettering existing clause (d) as clause (e):

          (d) promptly after a Borrower has notified the Administrative Agent of any intention by such Borrower to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form; and

     2.7 Fixed Charge Coverage Ratio. Section 7.14.1 shall be amended in its entirety to read as follows:

          7.14.1. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio at the end of any Computation Period to be greater than (a) 1.50 to
     1.00 as of the end of any Computation Period ending prior to June 30, 2004 and (b) 1.75 to 1.00 as of the end of any Computation Period on or after June 30, 2004.

     2.8 Minimum Adjusted EBITDA. Section 7.14.2 shall be amended in its entirety to read as follows:

          7.14.2. Minimum Adjusted EBITDA. Permit Adjusted EBITDA for any Computation Period to be less than (a) for any Computation Period ending on or prior to June 30, 2004, $65,000,000, and (b) for any Computation Period ending thereafter, (i) the greater of (A) 85% of the actual Adjusted EBITDA for the Computation Period ending on the last day of the most recent fiscal year (without taking account of any Acquisitions or dispositions subsequent to such Computation Period) and (B) the amount of Adjusted EBITDA required under this Section 7.14.2 for the Computation Period ending on the last day of the most recent fiscal year), minus (ii) 75% of the amount by which Adjusted EBITDA for such Computation Period was reduced by any disposition made during such Computation Period plus (iii) 75% of the amount by which Adjusted EBITDA for such Computation Period was increased by any Acquisition made during such Computation Period.

     2.9 Unencumbered Assets Ratio. The following Section 7.14.5 shall be added in proper numerical sequence:

          7.14.5. Unencumbered Assets Ratio. Permit the Unencumbered Assets Ratio as of the last day of any fiscal quarter to be less than 2.00 to 1.00.

     2.10 Disclosure of Tax Structure. Section 10.14 shall be amended by (a) changing the caption to read "Tax Forms; Tax Structure" and (b) adding the following new subsection (d) at the end thereof.

          (d) The Borrowers agree that the Administrative Agent and each Lender may disclose, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure.

     2.11 Revised Pricing Schedule. Schedule 1.1 shall be replaced in its entirety with Schedule 1.1 attached hereto.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Borrowers represent and warrant to the Administrative Agent and the Lenders that:

     3.1 Authorization; No Conflict. The execution and delivery by each Borrower of this Amendment, and the performance by such Borrower of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Agreement"), have been duly authorized by all necessary corporate or other organizational action and do not and will not (a) contravene the terms of any of its Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation to which it or any of its Subsidiaries is a party or any order, injunction, writ or decree of any Governmental Authority to which it or any of its Subsidiaries or any of their respective property is subject or (c) violate any Laws. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Amendment by either Borrower or the performance by such Borrower of its obligations under the Amended Agreement

     3.2 No Defaults. No Default or Event of Default has occurred and is continuing or will result from the effectiveness of this Amendment.

     3.3 Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Borrowers contained in each Loan Document are true and correct in all material respects as if made on and as of the date first set forth above (except to the extent stated to relate to a specific earlier date, in which case they were true and correct as of such earlier date).


                                   ARTICLE IV

                                  EFFECTIVENESS
                                  -------------

     This Amendment shall become effective upon satisfaction of the following conditions precedent:

     4.1 Documentary Conditions. The Administrative Agent shall have received the following, in sufficient number of counterparts for itself and each Lender, and each dated as of a date, and otherwise in form and substance, satisfactory to the Administrative Agent:

          (a) This Amendment. Counterparts of this Amendment duly executed by the Borrowers and the Required Lenders (it being understood that the Administrative Agent may rely on a facsimile counterpart signature page hereof for purposes of determining whether a party hereto has executed a counterpart hereof);

          (b) Company Resolutions. A copy, duly certified by the secretary or an assistant secretary of the each Borrower, of resolutions of the board of directors of such Borrower authorizing the execution, delivery and performance by such Borrower of this Amendment; and

          (c) Other. Such other instruments or documents as the Administrative Agent or any Lender may reasonably request in connection with this Amendment.

     4.2 Other Conditions. The effectiveness of this Amendment is subject to the additional conditions precedent that (a) after giving effect to the terms hereof, no Default or Event of Default shall have occurred and be continuing,
(b) the representations and warranties of the Borrowers contained in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date hereof (except to the extent any representation or warranty is stated to relate to a specific earlier date, in which case it was true and correct on such earlier date), (c) the Borrowers shall have paid to the Administrative Agent, for the account of each Lender which delivers a signed counterpart hereof on or before June 13, 2003, an amendment fee equal to 0.075% times the Commitment of such Lender and (d) the Borrowers shall have paid all outstanding fees and expenses of the Administrative Agent, counsel to the Administrative Agent and Banc of America Securities LLC, to the extent invoiced.


                                    ARTICLE V

                                  MISCELLANEOUS
                                  -------------

     5.1 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     5.2 Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

     5.3   References to Agreement. Upon the effectiveness of this Amendment,
(a) each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Amended Agreement and (b) each reference to the "Credit Agreement" in any other Loan Document shall mean and be a reference to the Amended Agreement.

     5.4 Legal Fees and Expenses. Each Borrower agrees to pay, on demand, all Attorney Costs of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any transaction or document contemplated hereby.


                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, effective as of the date first above written.


                   THE ROBERT MONDAVI CORPORATION

                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------



                   R.M.E, INC.


                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------



                   BANK OF AMERICA, N.A., as
                   Administrative Agent


                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------



                   BANK OF AMERICA, N.A., as a Lender, L/C
                   Issuer and Swing Line Lender


                   By:
                         ------------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------

                   COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL," NEW YORK BRANCH, as Documentation Agent and as a Lender


                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------

                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------


                   BANK OF THE WEST
                   (formerly known as United California Bank)


                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------


                   U.S. BANK NATIONAL ASSOCIATION


                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------


                   BNP PARIBAS


                   By:
                         -----------------------------------------------------
                   Name:
                         -----------------------------------------------------
                   Title:
                         -----------------------------------------------------



                                  SCHEDULE 1.1

                                PRICING SCHEDULE


                             Eurodollar Margin /                            Commitment Fee Rate / L/C
          Level              L/C Fee Rate for Standby       Base Rate       Fee Rate for Commercial
          -----              Letters of Credit              Margin          Letters of Credit
                          --------------------------       ---------       --------------------------
            I                      1.375%                    0.500%                      0.300%
            II                     1.000%                    0.125%                      0.225%
           III                     0.875%                    0.000%                      0.175%
            IV                     0.750%                    0.000%                      0.150%


     Level I applies when the Capitalization Ratio is equal to or greater than
0.550 to 1.

     Level II applies when the Capitalization Ratio is equal to or greater than
0.500 to 1 but less than 0.550 to 1.

     Level III applies when the Capitalization Ratio is equal to or greater than
0.450 to 1 but less than 0.500 to 1.

     Level IV applies when the Capitalization Ratio is less than 0.450 to 1.

     The applicable Level shall be adjusted, to the extent applicable, 55 days (or, in the case of the last fiscal quarter of any fiscal year, 100 days) after the end of each fiscal quarter based on the Capitalization Ratio as of the last day of such fiscal quarter; provided that if RMC fails to deliver the financial statements required by Section 6.1(a) or (b), as applicable, and the related certificate required by Section 6.2(a) by the 55th day (or, if applicable, the 100th day) after any fiscal quarter, Level I shall apply until such financial statements are delivered. Level IV shall not be available until the later of May 25, 2004 and the 55th (or, if applicable, 100th) day after the end of the first fiscal quarter on which the Capitalization Ratio has been less than or equal to
0.450 to 1 as of the last day of two consecutive Computation Periods.